EXHIBIT 99.2


                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective December 21, 2006, between Barclays Capital Real Estate Inc. as seller (the "Seller"), and Deutsche Mortgage & Asset Receiving Corporation, as purchaser (the "Purchaser").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans"), to COMM 2006-C8 Mortgage Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc., and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, Midland Loan Services, Inc., as the master servicer with respect to all of the Mortgage Loans other than the EZ Storage Portfolio Loan (the "Master Servicer"), LNR Partners, Inc., as special servicer with respect to all of the Mortgage Loans other than the EZ Storage Portfolio Loan (in such capacity, the "Special Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee") and paying agent.

            The Purchaser intends to sell certain of the Certificates to Deutsche Bank Securities Inc. ("DBS"), Banc of America Securities LLC ("BAS"), Barclays Capital Inc. ("BCI") and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and collectively with DBS, BAS and BCI, in such capacity the "Underwriters") pursuant to an underwriting agreement dated December 13, 2006 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates (the "Non Registered Certificates") pursuant to a certificate purchase agreement dated December 13, 2006 (the "Certificate Purchase Agreement") to Deutsche Bank Securities Inc. and Banc of America Securities LLC (together, in such capacity the "Initial Purchasers"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement (as of the Closing Date) or in the BCRE Indemnification Agreement which was entered into by the Seller, the Purchaser and the Underwriters on December 13, 2006 (the "BCRE Indemnification Agreement").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            Subject to the terms and conditions set forth in this Agreement, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the Mortgage Loan Purchase Price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 21, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on December 1, 2006 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before the Cut-off Date, whether or not received, of $736,898,769, subject to a variance of plus or minus 5%. The purchase price of the Mortgage Loans (inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be equal to the amount set forth on the cross receipt between the Seller and the Purchaser dated the date hereof.

            SECTION 2. Conveyance of Mortgage Loans.

                (a) On the Closing Date, subject only to receipt by the Seller of the Mortgage Loan Purchase Price, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to Section 7 and the issuance of the Certificates, the Seller agrees to sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, subject to that certain Master Servicer Appointment Agreement dated as of December 21, 2006 between the Master Servicer and the Seller. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Seller.

            On or prior to the Closing Date, the Seller shall retain a third party vendor reasonably satisfactory to the Controlling Class Representative to complete the assignment and recordation of the related Loan Documents, as contemplated by the next sentence. On or promptly following the Closing Date, the Seller shall cause such third party vendor, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii),
(iv), (v), (viii), (xiii) and (xiv) of Exhibit B have been delivered to it, at the expense of the Seller, (1) to prepare and record (a) each Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) each Reassignment of Assignment of Leases, Rents and Profits referred to in clause (viii)(B) of Exhibit B (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) to prepare and file each UCC assignment of financing statement referred to in clause (v)(B) or (xiii) of Exhibit B which has not yet been submitted for filing or recording. The Seller shall direct the related third party vendor to promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) of the prior sentence and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 of the prior sentence) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Seller, at its expense, shall promptly prepare (or cause to be prepared) a substitute document for signature by the Purchaser or itself, as applicable, and thereafter the Seller shall cause each such document to be duly recorded or filed. The Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian (in the case of each UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Seller shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof or otherwise with evidence of recording indicated thereon.

            (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the documents and/or instruments referred to in clauses (i), (ii), (vii),
(xi) and (xvii) of Exhibit B for each Mortgage Loan so assigned (with originals with respect to clauses (i) and (xvii) and copies with respect to clauses (ii),
(vii) and (xi)) and, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan with copies to the Master Servicer.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv)(A), (v)(A), (viii)(A), (xiv) and (xvi) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clause (xiii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate public recording or filing office such original or copy).

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (vii) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon (i) notification from the Seller that the Mortgage Loan Purchase Price referred to in Section 1 has been received by the Seller and (ii) the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

            Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xvii) and clause (xviii) on Exhibit B, the Master Servicer shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust and the Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to or as directed by the Master Servicer. The Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of the Master Servicer) in order for the Master Servicer to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xviii) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Seller shall take all reasonably necessary steps to enable the Master Servicer to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from the Master Servicer and immediately remitting such funds (or causing such funds to be remitted) to the Master Servicer.

            Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver a power of attorney to each of the Master Servicer and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

            (c) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (viii)(B) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause
(v)(B) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

            (d) Except as provided below, all documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Seller or its affiliates or Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrowers or third parties other than the Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller or its agent shall deliver a copy of the related Servicing File to the Master Servicer.

            (e) Each of the Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Following the transfer of the Mortgage Loans to the Purchaser, the Seller will not take any action inconsistent with the ownership of the Mortgage Loans by the Purchaser or its assignees.

            (f) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Purchaser as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Purchaser and not a pledge of the Mortgage Loans by Seller to Purchaser to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (i) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (ii) the conveyance provided for in this Agreement shall hereby grant from Seller to Purchaser a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

                  (B) all accounts, contract rights, general intangibles,
            chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                  (C) all cash and non-cash proceeds of the collateral described in clauses (A) and (B) above payable after the Cut-off Date;

            (iii) the possession by Purchaser or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

            (iv) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Purchaser or its assignee for the purpose of perfecting such security interest under applicable law.

            The Seller at the direction of the Purchaser or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Purchaser and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may execute and file such UCC Financing Statements as may be reasonably necessary or appropriate to accomplish the foregoing.

            (g) It is further acknowledged and agreed by the Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Purchaser's rights and remedies under Section 9 below and the BCRE Indemnification Agreement) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 6 to the Purchaser in the event of a Material Breach or a Material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Seller hereunder in connection with a Material Breach or a Material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors-in-interest of the Purchaser and the Trustee, each of the representations and warranties set forth in Exhibit C subject to the exceptions set forth in Schedule C-1 to Exhibit C.

            (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

            (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of, and compliance with, the terms of this Agreement by the Seller, do not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers, the Master Servicer, the Trustee, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

            (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the BCRE Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in Time of Sale Information (as defined in the BCRE Indemnification Agreement), the Memorandum (as defined in the BCRE Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors," "--Mortgage Loan Sellers," "--Originators," "--The Mortgage Pool," "Risk Factors--Risks Related to the Mortgage Loans," "Transaction Parties--The Sponsors" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not (or, in the case of the Time of Sale Information, did not as of the Time of Sale (as defined in the BCRE Indemnification Agreement) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of, or compliance by, the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (c) Upon discovery by any of the Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Seller and/or the other parties, as applicable.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

            (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

            SECTION 6. Repurchases; Substitutions.

            (a) If any of the parties to this Agreement discovers that any document constituting a part of a Mortgage File has not been delivered within the time periods provided for herein, has not been properly executed, is missing, does not appear to be regular on its face or contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule (each, a "Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 4(a) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party shall give prompt written notice thereof to each of the Rating Agencies, the Seller, the parties to the Pooling and Servicing Agreement and the Controlling Class Representative. If any such Defect or Breach materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee or any Certificateholders, then such Defect shall constitute a "Material Defect" or such Breach shall constitute a "Material Breach," as the case may be; provided, however, that if any of the documents specified in clauses (i), (ii),
(vii), (xi) and (xvii) of the definition of "Mortgage File" is not delivered, and is certified as missing, pursuant to the first paragraph of Section 2.01(b) of the Pooling and Servicing Agreement, it shall be deemed a Material Defect. Promptly upon receiving written notice of any such Material Defect or Material Breach with respect to a Mortgage Loan (including through a written notice given by any party hereto, as provided above), the Seller shall, not later than 90 days from the Seller's receipt of notice from the Master Servicer, the Special Servicer, the Trustee or the Custodian of such Material Defect or Material Breach, as the case may be (or, in the case of a Material Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days after the Seller or any party to the Pooling and Servicing Agreement discovering such Material Defect or Material Breach) (any such 90-day period, the "Initial Resolution Period"), (i) cure the same in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price or (iii) substitute a Qualifying Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall such substitution occur later than the second anniversary of the Closing Date) and pay to the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that with respect to any Material Defect arising from a missing document as to which the Trustee closing date certification stated the Trustee was not in possession of such document on the Closing Date pursuant to the first sentence of the second paragraph of Section 2.02 of the Pooling and Servicing Agreement, the related Mortgage Loan Seller shall have 30 days to cure such Material Defect; provided, further, that with respect to any Material Defect arising from a missing document as to which the Trustee inadvertently certified its possession of such document (x) as of the Closing Date, in the form of Exhibit S-1 to the Pooling and Servicing Agreement or (y) no later than 45 days following the Closing Date, in the form of Exhibit S-2 to the Pooling and Servicing Agreement, the Seller shall have 30 days to cure the Material Defect relating to the missing document; provided, further, that if (i) such Material Defect or Material Breach (other than one relating to the immediately preceding proviso) is capable of being cured but not within the Initial Resolution Period,
(ii) such Material Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach within the Initial Resolution Period, then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such cure, to repurchase the Mortgage Loan or substitute a Qualifying Substitute Mortgage Loan. The Seller shall have an additional 90 days (without duplication of the additional 90-day period set forth in the last sentence of the definition of Resolution Extension Period) to cure such Material Defect or Material Beach, provided that, the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by a Borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, manufactured housing or fitness center (operated by a Borrower) property, then the failure to deliver to the Trustee copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect.

            If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes. The failure of the Master Servicer, the Special Servicer or the Trustee to notify the Seller of a Material Defect or Material Breach shall not constitute a waiver of any cure or repurchase obligation, provided that the Seller must receive written notice thereof as described in this Section 6(a) before commencement of the Initial Resolution Period.

            Notwithstanding the foregoing, if (x) there exists a Breach of any representation or warranty on the part of the Seller as set forth in, or made pursuant to, clause 38 of Exhibit C to this Agreement relating to fees and expenses payable by the Borrower associated with the exercise of a defeasance option, a waiver of a "due-on-sale" provision or a "due-on-encumbrance" provision or the release of any Mortgaged Property, and (y) the related Mortgage Loan documents specifically prohibit the Master Servicer or Special Servicer from requiring the related Borrower to pay such fees and expenses, then, upon notice by the Master Servicer or Special Servicer, the Seller shall transfer to the Collection Account, within 90 days of the Seller's receipt of such notice, the amount of any such fees and expenses borne by the Trust Fund that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to repurchase or otherwise cure such Breach.

            (b) In connection with any repurchase of, or substitution for, a Mortgage Loan contemplated by this Section 6, (A) the Trustee, the Master Servicer (with respect to any such Mortgage Loan other than a Specially Serviced
Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Loan) shall each tender to the Seller, and the Seller shall be entitled to receive therefrom, upon delivery (i) to each of the Master Servicer or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by the Master Servicer or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by the Master Servicer or applicable Special Servicer, as applicable, of its receipt of the Repurchase Price or the Substitution Shortfall Amount from the Seller, (1) all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it and
(2) each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned without recourse in the form of endorsement or assignment provided to the Trustee by the Seller, as the case may be, to the Seller as shall be necessary to vest in the Seller the legal and beneficial ownership of each Removed Mortgage Loan to the extent such ownership was transferred to the Trustee, and (B) the Trustee shall release, or cause the release of, any escrow payments and reserve funds held by or on behalf of the Trustee, the Master Servicer or the Special Servicer, in respect of such Removed Mortgage Loan(s) to the Seller.

            (c) This Section 6 provides the sole remedies available to the Purchaser, and its successors and permitted assigns (i.e., the Trustee and the holders of the Certificates) in respect of any Defect in a Mortgage File or any Breach. If the Seller defaults on its obligations to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this Section 6, or disputes its obligation to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with Section 6, the Purchaser or the Trustee, as applicable, may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. To the extent the Purchaser or the Trustee, as applicable, prevails in such proceeding, the Seller shall reimburse the Purchaser or the Trustee, as applicable, for all necessary and reasonable costs and expenses incurred in connection with the enforcement of such obligation of the Seller to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this
Section 6.

            (d) If one or more (but not all) of the Mortgage Loans constituting a cross-collateralized group of Mortgage Loans are to be repurchased or substituted by the Seller as contemplated by this Section 6, then, prior to the subject repurchase or substitution, the Seller or its designee shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such cross-collateralized group of Mortgage Loans that are to be repurchased or substituted, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, no such termination shall be effected unless and until the Controlling Class Representative, if one is then acting, has consented in its sole discretion and the Trustee has received from the Seller (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that the then current rating assigned to any of the Certificates that are currently being rated by such Rating Agency will not be qualified, downgraded or withdrawn by reason of such termination; provided, further, that the Seller, in the case of the related Mortgage Loans, may, at its option and within the 90-day cure period described above (and any applicable extension thereof), purchase or substitute for the entire subject cross-collateralized group of Mortgage Loans in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Repurchase Price for the Mortgage Loan(s) to be repurchased or substituted. If the cross-collateralization of any cross-collateralized group of Mortgage Loans cannot be terminated as contemplated by this paragraph, then the Seller shall repurchase or substitute the entire subject cross-collateralized group of Mortgage Loans.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties with respect to a Mortgage Loan or cross-collateralized group of Mortgage Loans, the Seller will not be obligated to repurchase the Mortgage Loan or cross-collateralized group of Mortgage Loans if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Loan Documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Loan Documents and the Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event to occur and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, withdrawn or downgraded.

            As to any Qualifying Substitute Mortgage Loan, at the direction of the Trustee, the Seller shall deliver to the Custodian for such Qualifying Substitute Mortgage Loan (with a copy to the Master Servicer), the related Mortgage File with the related Note endorsed as required by Exhibit B hereto. Pursuant to the Pooling and Servicing Agreement, Monthly Payments due with respect to Qualifying Substitute Mortgage Loans in or prior to the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the related Seller on the next succeeding Distribution Date. For the month of repurchase or substitution, distributions to Certificateholders pursuant to the Pooling and Servicing Agreement will include the Monthly Payment(s) due on the related Removed Mortgage Loan and received by the Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, as applicable, and the Seller shall be entitled to retain all amounts received thereafter in respect of such Removed Mortgage Loan.

            In any month in which the Seller substitutes one or more Qualifying Substitute Mortgage Loans for one or more Removed Mortgage Loans, pursuant to the Pooling and Servicing Agreement, the Master Servicer will determine the applicable Substitution Shortfall Amount. At the direction of the Trustee, the Seller shall deposit cash equal to such amount into the Collection Account concurrently with the delivery of the Mortgage Files for such Qualifying Substitute Mortgage Loans, without any reimbursement thereof. At the direction of the Trustee, the Seller shall give written notice to the Purchaser and the Master Servicer of such deposit.

            SECTION 7. Closing.

            The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

            (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

            (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
      Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller shall have received the Mortgage Loan Purchase Price, and the Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

            (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Seller;

            (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchasers and each Underwriter may rely, attaching thereto as an exhibit the By-Laws of the Seller;

            (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of Delaware, dated not earlier than 30 days prior to the Closing Date;

            (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchasers and each Underwriter;

            (e) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchasers and each Underwriter as an addressee; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Costs.

            The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Seller,
(b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and Reassignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the up front fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement; (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the fees and expenses of counsel to the Underwriters; (vi) the fees and expenses of counsel to the Purchaser; (vii) the fees and expenses of counsel to the Master Servicer; (viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed to Deutsche Mortgage & Asset Receiving Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, facsimile no. (212) 797-4487, with a copy to Anna Glick, Esq., Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, facsimile no. (212) 909-5870, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if (ii) to the Seller, addressed to Barclays Capital Real Estate Inc., 200 Park Avenue, New York, New York 10166,
Attention: Kristen Rodriguez, facsimile number: (212) 412-7476 (with copies to Ian Sterling, Esq. and Julie Grossman, Esq. at Barclays Capital Real Estate Inc., 200 Park Avenue, New York, New York 10166), or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

            SECTION 11. Notice of Exchange Act Reportable Events.

            The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Purchaser's rights and remedies under Section 9 and the BCRE Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and permitted assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BARCLAYS CAPITAL REAL ESTATE INC.

                                       By: /s/  Mark Wuest
                                          --------------------------------------
                                          Name:   Mark Wuest
                                          Title:  Vice President

                                       DEUTSCHE MORTGAGE & ASSET
                                          RECEIVING CORPORATION

                                       By:  /s/  Jeremy A. Beard
                                          --------------------------------------
                                          Name:   Jeremy A. Beard
                                          Title:  Vice President

                                       By:  /s/  Mary Brundage
                                          --------------------------------------
                                          Name:    Mary Brundage
                                          Title:   Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

            The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

            (i) the loan number;

            (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

            (iii) the Mortgage Rate in effect as of the Cut-off Date;

            (iv) the original principal balance;

            (v) the Stated Principal Balance as of the Cut-off Date;

            (vi) the Maturity Date or Anticipated Repayment Date for each Mortgage Loan;

            (vii) the Due Date;

            (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

            (ix) the Servicing Fee Rate;

            (x) whether the Mortgage Loan is an Actual/360 Mortgage Loan;

            (xi) whether such Mortgage Loan has an Anticipated Repayment Date;

            (xii) the Revised Rate of such Mortgage Loan, if any;

            (xiii) whether such Mortgage Loan has a hard lock-box, a springing hard lock-box, a soft-at-closing, springing hard lock-box or no lock-box at all;

            (xiv) identifying any Mortgage Loans with which any such Mortgage Loans are cross-collateralized; and

            (xv) the number of units, pads, rooms or square feet with respect to each Mortgaged Property.

Such list may be in the form of more than one list, collectively setting forth all of the information required. Certain of the above-referenced items are described on the Mortgage Loan Schedule attached hereto. Certain of the above-referenced items are described on Exhibit B-1 to the Pooling and Servicing Agreement and such descriptions are incorporated by reference into the Mortgage Loan Schedule attached hereto.


                                                            Mortgage
                                                              Loan
  ID     Property Name                                       Seller    City                State     Zip Code
-------------------------------------------------------------------------------------------------------------
     4   JQH Hotel Portfolio                                  BCRE     Various             Various    Various
   4.1   Embassy Suites Frisco                                BCRE     Frisco              TX           75034
   4.2   Embassy Suites Hampton                               BCRE     Hampton             VA           23666
   4.3   Embassy Suites Hot Springs                           BCRE     Hot Springs         AR           71901
   4.4   Holiday Inn Express Springfield                      BCRE     Springfield         MO           65806
   4.5   Courtyard by Marriott Junction City                  BCRE     Junction City       KS           66441
     7   First City Tower                                     BCRE     Houston             TX           77002
    10   Morgan Resort Portfolio                              BCRE     Various             Various    Various
  10.1   Buena Vista Resort                                   BCRE     Buena Vista         NJ           08310
  10.2   Pine Acres Resort                                    BCRE     Raymond             NH           03077
  10.3   Crystal Lake Resort                                  BCRE     Lodi                WI           53555
  10.4   Yogi Jellystone Resort OH                            BCRE     Mantua              OH           44255
  10.5   Grand Lakes Resort                                   BCRE     Orange Lake         FL           32681
  10.6   Mountain Pines Resort                                BCRE     Saltlick           PA           15622
  10.7   Stonebridge Resort                                   BCRE     Maggie Valley       NC           28751
  10.8   Three Lakes Resort                                   BCRE     Hudson              FL           34667
  10.9   Blueberry Hill Resort FL                             BCRE     Bushnell            FL           33513
 10.10   Blueberry Resort NJ                                  BCRE     Port Republic       NJ           08241
 10.11   Coldbrook Resort                                     BCRE     Wilton              NY           12831
 10.12   Yogi Jellystone Resort NJ                            BCRE     Mays Landing        NJ           08330
    12   JPIM Self Storage Portfolio                          BCRE     Various             Various    Various
  12.1   Waipahu                                              BCRE     Waipahu             HI           96797
  12.2   San Francisco                                        BCRE     San Francisco       CA           94103
  12.3   Southampton                                          BCRE     Southampton         NY           11968
  12.4   Metairie                                             BCRE     Metairie            LA           70002
  12.5   Philadelphia                                         BCRE     Philadelphia        PA           19142
  12.6   Berkeley                                             BCRE     Berkeley            CA           94710
  12.7   Kingwood                                             BCRE     Kingwood            TX           77339
  12.8   Pennsauken                                           BCRE     Pennsauken          NJ           08109
  12.9   Los Angeles                                          BCRE     Los Angeles         CA           90018
 12.10   Vallejo                                              BCRE     Vallejo             CA           94590
 12.11   Bedford                                              BCRE     Bedford             TX           76021
 12.12   West Palm Beach                                      BCRE     West Palm Beach     FL           33407
 12.13   Fort Worth                                           BCRE     Fort Worth          TX           76116
 12.14   Euless                                               BCRE     Euless              TX           76039
         Carlson Hotel Portfolio                              BCRE     Various             Various    Various
    16   Carlson Bloomington and Philadelphia                 BCRE     Various             Various    Various
  16.1   Country Inn & Suites Mall of America                 BCRE     Bloomington         MN           55425
  16.2   Radisson Warwick                                     BCRE     Philadelphia        PA           19103
    17   Carlson Radisson Lord Baltimore                      BCRE     Baltimore           MD           21201
    25   Wild Acres, Indian Creek and Wagon Wheel Resorts     BCRE     Various             Various    Various
  25.1   Wild Acres Resort                                    BCRE     Old Orchard Beach   ME           04064
  25.2   Indian Creek Resort                                  BCRE     Geneva              OH           44041
  25.3   Wagon Wheel Resort                                   BCRE     Old Orchard Beach   ME           04064
    31   Fort Collins Marriott Portfolio                      BCRE     Fort Collins        CO           80525
  31.1   Fort Collins Marriott                                BCRE     Fort Collins        CO           80525
  31.2   Residence Inn Fort Collins                           BCRE     Fort Collins        CO           80525
  31.3   Courtyard Fort Collins                               BCRE     Fort Collins        CO           80525
    53   Northpoint Business Center                           BCRE     Las Vegas           NV           89115
    61   Mission Hills Shopping Center                        BCRE     Naples              FL           34119
    64   Lake Laurie and Lake George Resorts                  BCRE     Various             Various    Various
  64.1   Lake Laurie Resort                                   BCRE     Cape May            NJ           08204
  64.2   Lake George Resort                                   BCRE     Queensbury          NY           12804
    69   17320 Gale Avenue                                    BCRE     City of Industry    CA           91748
    70   Towne South Center                                   BCRE     Terre Haute         IN           47802
    75   Casa de Luna                                         BCRE     Fresno              CA           93710
    80   Safety Storage portfolio                             BCRE     Various             Various    Various
  80.1   Martin City                                          BCRE     Kansas City         MO           64145
  80.2   Pleasant Valley                                      BCRE     Pleasant Valley     MO           64068
  80.3   Independence South                                   BCRE     Independence        MO           64055
  80.4   I-35 Liberty                                         BCRE     Liberty             MO           64068
  80.5   Olathe                                               BCRE     Olathe              KS           66061
    81   Country Inn & Suites Calabasas                       BCRE     Calabasas           CA           91302
    83   Valencia Medical Building                            BCRE     Valencia            CA           91355
    87   Marrietta Plaza                                      BCRE     Marietta            GA           30067
    97   Raymour & Flanigan Paramus                           BCRE     Paramus             NJ           07652
   105   Bay Court Plaza                                      BCRE     Dover               DE           19901
   114   East Wintonbury Apartments                           BCRE     Bloomfield          CT           06002
   117   Park Avenue Villas                                   BCRE     Tallahassee         FL           32301
   118   Radisson Dallas North                                BCRE     Richardson          TX           75080
   121   Rocklin Park Hotel                                   BCRE     Rocklin             CA           95677
   123   Fairways Apartments                                  BCRE     New Haven           CT           06513
   128   Fairfield Inn Manhattan KS                           BCRE     Manhattan           KS           66502
   130   Murray Hill Office Center                            BCRE     New Providence      NJ           07974
   134   Planters Run Apartments                              BCRE     Dover               DE           19901
   140   Country Inn & Suites - Asheville                     BCRE     Asheville           NC           28805
   143   Crystal Pointe                                       BCRE     Deerfield Beach     FL           33073
   144   Holiday Inn Express-Lexington SC                     BCRE     Lexington           SC           29072
   145   Linkside Apartments                                  BCRE     Magnolia            DE           19962
   157   Commercial Vehicles Group Building                   BCRE     Concord             NC           28025
   161   27754 Novi Road                                      BCRE     Novi                MI           48377
   167   Walgreens Milsboro                                   BCRE     Millsboro           DE           19966
   170   Econo Lodge Benns Church                             BCRE     Carrollton          VA           23314
   172   Pine Haven Mobile Home Park                          BCRE     Bradenton           FL           34207
   173   3391 Berlin Turnpike                                 BCRE     Newington           CT           06111


                                                                                             Cut-off
                                                                 Interest     Original        Date       Maturity / ARD
  ID     Address                                                   Rate        Balance       Balance        Balance
-----------------------------------------------------------------------------------------------------------------------
     4   Various                                                   6.3900%   125,000,000   125,000,000      109,560,803
   4.1   7600 John Q. Hammons Drive                                           53,300,000    53,300,000
   4.2   1700 Coliseum Drive                                                  27,200,000    27,200,000
   4.3   400 Convention Boulevard                                             26,800,000    26,800,000
   4.4   1117 East St. Louis Street                                            9,400,000     9,400,000
   4.5   310 Hammons Drive                                                     8,300,000     8,300,000
     7   1001 Fannin                                               6.1300%    93,000,000    93,000,000       93,000,000
    10   Various                                                   6.5800%    75,500,000    75,500,000       72,145,217
  10.1   775 Harding Highway                                                  12,850,000    12,850,000
  10.2   74 Freetown Road                                                     10,875,000    10,875,000
  10.3   550 Gannon Road                                                       8,000,000     8,000,000
  10.4   3392 State Route 82                                                   7,450,000     7,450,000
  10.5   4555 West Highway 318                                                 6,800,000     6,800,000
  10.6   1662 Indian Creek Valley Road                                         5,850,000     5,850,000
  10.7   1786 Soco Road                                                        4,750,000     4,750,000
  10.8   10354 Smooth Water Drive                                              4,550,000     4,550,000
  10.9   6233 County Road 609                                                  3,950,000     3,950,000
 10.10   283 Clarks Landing Road                                               3,700,000     3,700,000
 10.11   385 Gurn Springs Road                                                 3,400,000     3,400,000
 10.12   1079 12th Avenue                                                      3,325,000     3,325,000
    12   Various                                                   6.1530%    66,400,000    66,400,000       66,400,000
  12.1   94-1321 Waipio Uka Street                                            11,560,000    11,560,000
  12.2   2701 16th Street                                                      7,700,000     7,700,000
  12.3   10 Leecon Court                                                       7,090,000     7,090,000
  12.4   4320 Hessmer Avenue                                                   5,890,000     5,890,000
  12.5   2240 Island Avenue                                                    5,470,000     5,470,000
  12.6   620 Harrison Street                                                   5,050,000     5,050,000
  12.7   560 Kingwood Drive                                                    4,780,000     4,780,000
  12.8   6504 South Crescent Boulevard                                         4,410,000     4,410,000
  12.9   3611 West Washington Boulevard                                        4,040,000     4,040,000
 12.10   222 Couch Street                                                      3,470,000     3,470,000
 12.11   2708 Bedford Road                                                     1,930,000     1,930,000
 12.12   3895 Westroads Drive                                                  1,750,000     1,750,000
 12.13   8717 West Freeway                                                     1,700,000     1,700,000
 12.14   413 North Main Street                                                 1,560,000     1,560,000
         Various                                                              61,000,000    61,000,000       54,878,427
    16   Various                                                   5.6400%    34,000,000    34,000,000       29,228,034
  16.1   2221 Killebrew Drive                                                 21,000,000    21,000,000
  16.2   1701 Locust Street                                                   13,000,000    13,000,000
    17   20 West Baltimore                                         6.0000%    27,000,000    27,000,000       25,650,392
    25   Various                                                   6.3800%    36,350,000    36,350,000       35,123,877
  25.1   179 Saco Avenue                                                      15,622,000    15,622,000
  25.2   4710 Lake Road East                                                  14,527,000    14,527,000
  25.3   3 Old Orchard Road                                                    6,201,000     6,201,000
    31   Various                                                   6.3700%    32,500,000    32,500,000       30,992,720
  31.1   350 East Horsetooth Road                                             17,200,000    17,200,000
  31.2   1127 Oakridge Drive                                                   8,600,000     8,600,000
  31.3   1200 Oakridge Drive                                                   6,700,000     6,700,000
    53   3101 North Lamb Boulevard                                 5.6140%    22,000,000    22,000,000       22,000,000
    61   7550 Mission Hills Drive                                  5.7500%    16,800,000    16,800,000       15,664,678
    64   Various                                                   6.6300%    16,300,000    16,300,000       15,778,409
  64.1   669 Route 9                                                          12,319,000    12,319,000
  64.2   1053 State Route 9                                                    3,981,000     3,981,000
    69   17320 Gale Avenue                                         6.2900%    15,600,000    15,600,000       14,049,315
    70   3600 South US Highway 41                                  5.8900%    15,450,000    15,450,000       13,931,180
    75   5175 North Fresno Street                                  6.3400%    13,200,000    13,200,000       11,555,188
    80   Various                                                   5.8800%    11,800,000    11,800,000        9,972,643
  80.1   13750 Holmes Road                                                     3,250,000     3,250,000
  80.2   7101 Stewart Road                                                     2,600,000     2,600,000
  80.3   16855 East 40 Highway                                                 2,575,000     2,575,000
  80.4   280 North Church Road                                                 1,775,000     1,775,000
  80.5   1285 W. Dennis Avenue                                                 1,600,000     1,600,000
    81   23627 Calabasas Road                                      6.2500%    11,500,000    11,500,000        8,981,001
    83   23838 Valencia Boulevard                                  6.0500%    11,400,000    11,400,000       10,673,204
    87   1901 Terrell Mill Road                                    5.7500%    10,520,000    10,520,000       10,116,434
    97   200 Route 17 East                                         6.0000%     9,560,000     9,560,000        8,108,331
   105   650 South Bay Road                                        5.7900%     8,700,000     8,700,000        7,829,617
   114   10 Barry Circle                                           5.8400%     7,500,000     7,500,000        7,002,019
   117   2102 East Park Avenue                                     5.8000%     7,200,000     7,200,000        6,717,010
   118   1981 North Central Expressway                             5.9000%     7,000,000     7,000,000        6,643,092
   121   5450 China Garden Road                                    6.0600%     6,450,000     6,450,000        5,480,229
   123   66 Eastern Street                                         5.8900%     6,400,000     6,400,000        5,979,121
   128   300 Colorado Street                                       6.3500%     6,100,000     6,091,661        4,779,038
   130   571 Central Avenue                                        6.0500%     5,600,000     5,600,000        5,065,502
   134   100 Golden Lane                                           5.8000%     5,300,000     5,300,000        4,945,387
   140   199 Tunnel Road                                           6.3800%     5,000,000     4,980,372        3,921,216
   143   4500-4850 Powerline Road                                  5.7600%     4,630,000     4,630,000        4,243,308
   144   131 Innkeeper Drive                                       5.9100%     4,500,000     4,500,000        3,474,457
   145   25, 35 & 45 Flagstick Lane and 50 & 60 Linkside Drive     5.8700%     4,500,000     4,500,000        4,131,754
   157   2901 Zion Church Road                                     6.2500%     3,750,000     3,750,000        3,231,117
   161   27754 Novi Road                                           5.8600%     3,124,000     3,124,000        2,917,369
   167   110 South Dupont Highway                                  5.8600%     2,425,000     2,425,000        2,185,424
   170   20080 Brewer's Neck Boulevard                             7.0000%     1,900,000     1,900,000        1,520,012
   172   6320 14th Street West                                     6.6100%     1,620,000     1,620,000        1,480,832
   173   3391 Berlin Turnpike                                      6.3800%     1,350,000     1,347,736        1,157,673


                   Monthly                      Interest                                                   Crossed
         Payment    Debt     Administrative     Accrual       ARD                                           With       Loan Group
  ID      Date     Service      Fee Rate         Basis      (Yes/No)               Lockbox               Other Loans     1 or 2
---------------------------------------------------------------------------------------------------------------------------------
     4         1   781,064         0.020540%   Actual/360      No                   Hard                     No                 1
   4.1
   4.2
   4.3
   4.4
   4.5
     7         1   481,673         0.020540%   Actual/360      No                   Hard                     No                 1
    10         1   481,190         0.020540%   Actual/360      No                   Hard                     No                 1
  10.1
  10.2
  10.3
  10.4
  10.5
  10.6
  10.7
  10.8
  10.9
 10.10
 10.11
 10.12
    12         1   345,195         0.020540%   Actual/360      No      None at Closing; Springing Soft       No                 1
  12.1
  12.2
  12.3
  12.4
  12.5
  12.6
  12.7
  12.8
  12.9
 12.10
 12.11
 12.12
 12.13
 12.14
               1   357,924         0.020540%   Actual/360      No      None at Closing; Springing Hard       Yes                1
    16         1   196,045         0.020540%   Actual/360      No      None at Closing; Springing Hard       Yes                1
  16.1
  16.2
    17         1   161,879         0.020540%   Actual/360      No      None at Closing; Springing Hard       Yes                1
    25         1   226,896         0.020540%   Actual/360      No                   Hard                     No                 1
  25.1
  25.2
  25.3
    31         1   202,651         0.020540%   Actual/360      No      Soft at Closing; Springing Hard       No                 1
  31.1
  31.2
  31.3
    53         1   104,353         0.020540%   Actual/360      No      None at Closing; Springing Soft       No                 1
    61         1    98,040         0.020540%   Actual/360      No                   None                     No                 1
    64         1   104,425         0.020540%   Actual/360      No                   Hard                     No                 1
  64.1
  64.2
    69         1    96,458         0.020540%   Actual/360      No                   Hard                     No                 1
    70         1    91,541         0.020540%   Actual/360      No      Soft at Closing; Springing Hard       No                 1
    75         1    82,049         0.020540%   Actual/360      No                   None                     No                 2
    80         1    69,839         0.020540%   Actual/360      No                   None                     No                 1
  80.1
  80.2
  80.3
  80.4
  80.5
    81         1    75,862         0.020540%   Actual/360      No      Hard; Springing Cash Management       No                 1
    83         1    68,716         0.020540%   Actual/360      No                   None                     No                 1
    87         1    61,392         0.020540%   Actual/360      No                   Hard                     No                 1
    97         1    57,317         0.020540%   Actual/360      No                   Hard                     No                 1
   105         1    50,992         0.020540%   Actual/360      No      None at Closing; Springing Hard       No                 1
   114         1    44,198         0.020540%   Actual/360      No                   None                     No                 2
   117         1    42,246         0.020540%   Actual/360      No      Soft; Springing cash management       No                 2
   118         1    41,520         0.020540%   Actual/360      No      None at Closing; Springing Hard       No                 1
   121         1    38,920         0.020540%   Actual/360      No                   None                     No                 1
   123         1    37,920         0.020540%   Actual/360      No                   None                     No                 2
   128         1    40,618         0.020540%   Actual/360      No      Hard, Springing Cash Management       No                 1
   130         1    33,755         0.020540%   Actual/360      No      None at Closing; Springing Hard       No                 1
   134         1    31,098         0.020540%   Actual/360      No                   None                     No                 2
   140         1    33,386         0.020540%   Actual/360      No                   Hard                     No                 1
   143         1    27,049         0.060540%   Actual/360      No                   None                     No                 1
   144         1    28,746         0.020540%   Actual/360      No      Hard, Springing Cash Management       No                 1
   145         1    26,605         0.020540%   Actual/360      No                   None                     No                 2
   157         1    24,738         0.020540%   Actual/360      No                   Hard                     No                 1
   161         1    18,450         0.020540%   Actual/360      No      None at Closing; Springing Hard       No                 1
   167         1    14,322         0.020540%   Actual/360      No                   Hard                     No                 1
   170         1    13,429         0.020540%   Actual/360      No      None at Closing; Springing Hard       No                 1
   172         1    10,357         0.020540%   Actual/360      No                   None                     No                 1
   173         1     8,427         0.020540%   Actual/360      No                   Hard                     No                 1


            Net
         Rentable
           Area
  ID     SF/Units
------------------
     4       1,110
   4.1         330
   4.2         295
   4.3         246
   4.4         120
   4.5         119
     7   1,333,312
    10       4,856
  10.1         678
  10.2         418
  10.3         418
  10.4         425
  10.5         409
  10.6         885
  10.7         300
  10.8         310
  10.9         406
 10.10         176
 10.11         267
 10.12         164
    12     857,421
  12.1      72,975
  12.2      48,720
  12.3      63,913
  12.4      60,360
  12.5      81,375
  12.6      46,667
  12.7      84,915
  12.8      69,974
  12.9      42,295
 12.10      54,295
 12.11      52,570
 12.12      56,737
 12.13      63,300
 12.14      59,325
               971
    16         532
  16.1         234
  16.2         298
    17         439
    25       1,416
  25.1         510
  25.2         623
  25.3         283
    31         455
  31.1         230
  31.2         113
  31.3         112
    53     421,093
    61      85,078
    64         982
  64.1         742
  64.2         240
    69      76,109
    70     162,285
    75         136
    80       2,473
  80.1         560
  80.2         484
  80.3         661
  80.4         362
  80.5         406
    81         122
    83      44,529
    87     206,828
    97      62,000
   105     187,350
   114         111
   117         121
   118         296
   121          67
   123         104
   128          98
   130      48,332
   134          72
   140          74
   143      79,025
   144          74
   145          60
   157      59,400
   161      17,667
   167      12,000
   170          72
   172          74
   173       4,000


                                    EXHIBIT B

                                THE MORTGAGE FILE

            The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

            (i) (A) the original Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the Originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Assocation, as Trustee for the registered holders of COMM 2006-C8, Commercial Mortgage Pass-Through Certificates, without recourse"; and
(B) in the case of a Serviced Companion Loan, a copy of the executed Note for such Serviced Companion Loan;

            (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity); provided, if the related Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) (A) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any; and (B) an original assignment of any related security agreement (if such item is a document separate from the related Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related security agreement has been recorded in the name of MERS or its designee, no assignment of security agreement in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of security agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (v) (A) stamped or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the Originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing or recording thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Custodian, together with original UCC-2 or UCC-3 assignments of financing statements showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the most recent assignee of record thereof prior to the Trustee, if any, and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, an assignment of UCC financing statement by the most recent assignee of record prior to the Trustee or, if none, by the Originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee; provided, if the related UCC financing statement has been recorded in the name of MERS or its designee, no UCC financing statement in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related UCC Financing Statement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of UCC financing statements maintained by MERS;

            (vi) the original or a copy of the Loan Agreement relating to such Mortgage Loan, if any;

            (vii) the original or a copy of the lender's title insurance policy issued in connection with the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or a "marked-up" commitment to insure marked as binding and countersigned by the related insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved as binding in writing by the related title insurance company), or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

            (viii) (A) the original or a copy of the related Assignment of Leases, Rents and Profits (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon; and (B) an original assignment of any related Assignment of Leases, Rents and Profits (a "Reassignment of Assignment of Leases, Rents and Profits") (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related Assignment of Leases, Rents and Profits has been recorded in the name of MERS or its designee, no Assignment of Leases, Rents and Profits in favor of the Trustee will be required to be recorded or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Assignment of Leases, Rents and Profits on the records of MERS for purposes of the system of recording transfers of beneficial ownership of assignment of leases, rents and profits maintained by MERS;

            (ix) the original of any environmental indemnity agreements and copies of any environmental insurance policies pertaining to the Mortgaged Properties required in connection with origination of the Mortgage Loans, if any;

            (x) copies of the original Management Agreements, if any, for the Mortgaged Properties;

            (xi) if the Borrower has a leasehold interest in the related Mortgaged Property, the original ground lease and any related lessor estoppel or a copy thereof;

            (xii) if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Trustee;

            (xiii) if any related Lock-Box Agreement or Cash Collateral Account Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-3 assignments of financing statements assigning such UCC-1 financing statements to the Trustee on behalf of the Certificateholders and with respect to any Serviced Whole Loan, on behalf of Certificateholders and the related Serviced Companion Loan Noteholders);

            (xiv) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

            (xv) the original or a copy of any guaranty of the obligations of the Borrower under the Mortgage Loan or Serviced Whole Loan together with, as applicable, (A) the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the Originator;

            (xvi) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the related Borrower if the Mortgage, Note or other document or instrument referred to above was signed on behalf of the Borrower pursuant to such power of attorney;

            (xvii) the original (or copy, if the original is held by the Master Servicer pursuant to Section 2(b)) of any letter of credit held by the lender as beneficiary or assigned as security for such Mortgage Loan;

            (xviii) the appropriate assignment or amendment documentation related to the assignment to the Trust of any letter of credit securing such Mortgage Loan (or copy thereof, if the original is held by the Master Servicer pursuant to Section 2(b)) which entitles the Master Servicer on behalf of the Trust to draw thereon;

            (xix) with respect hospitality properties, a copy of the franchise agreement, if any, an original or copy of the comfort letter, if any, and any transfer documents with respect to any such comfort letter; and

            (xx) with respect to each Whole Loan, a copy of the related Co-Lender Agreement and a copy of the related Other Pooling and Servicing Agreement, if applicable.

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (iv)(B), (viii)(B) and (xv)(B), may be in the form of one or more instruments in recordable form in any applicable filing or recording offices.

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

      With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date herein specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

            1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

            4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Encumbrances" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage; provided, if the related assignment of Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and enforceable (subject to the exceptions set forth in paragraph 13 below) first lien on the Mortgaged Property (subject to the Permitted Encumbrances) and, subject to the exceptions set forth in paragraph 13 below, valid and enforceable security interest in favor of the holder thereof in all of the related Borrower's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Borrower's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property; provided, if the related Uniform Commercial Code Financing Statement has been recorded in the name of MERS or its designee, no assignment of Uniform Commercial Code Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS). Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      "Permitted Encumbrances" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (C) exceptions and exclusions specifically referred to in such lender's title insurance policy, (D) other matters to which like properties are commonly subject.

            5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Borrower's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same; provided, if the related Assignment of Leases has been recorded in the name of MERS or its designee, no Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

            6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

            7) Condition of Property; Condemnation. (i) Each of the Mortgaged Properties securing the Mortgage Loans was the subject of an engineering report within 18 months prior to the Cut-off Date. Each such Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan. Each Mortgaged Property securing the Mortgage Loans that was not the subject of an engineering report within 18 months prior to the Cut-off Date is set forth on Schedule C-1 to this Exhibit C and each such Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

            9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

            10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph
      13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
      (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

            12) Environmental Conditions.

                  i) Each of the Mortgaged Properties securing the Mortgage
            Loans was the subject of an environmental site assessment within 18 months prior to the Cut-off Date or the Mortgaged Property is covered under paragraph 12(iii) below. An environmental site assessment, or an update of a previous such report, was performed with respect to each such Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Borrower was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iii) the related Borrower was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan.

                  ii) In the case of each Mortgage Loan set forth on Schedule
            C-1 to this Exhibit C, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule C-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property, and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Borrower (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                  iii) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date, which Mortgaged Properties are set forth on Schedule C-1 to this Exhibit C, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Borrower or any current tenant thereon, has received any notice of violation or potential violation of any such law.

            "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

            13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Borrower is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreement.

            14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Borrower to maintain all such insurance and, upon such Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Borrower, or (c) to the reduction of the principal amount of the Mortgage Loan.

            15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

            16) Borrower Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Borrower under a Mortgage Loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

            17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Borrower as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Borrower's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                  i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

                  iii) The Borrower's interest in such Ground Lease is
            assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                  iv) Such Ground Lease is in full force and effect, and the
            Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  v) Such Ground Lease or an estoppel letter or other agreement,
            (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                  vi) A mortgagee is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                  viii) Under the terms of such Ground Lease and the related
            Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  ix) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

            18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

            19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

            20) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

            21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

            22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

            23) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

            24) Releases of Mortgaged Property. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property (that was included in the appraisal for such Mortgaged Property and/or generates income) from the lien of the related Mortgage, except (i) upon payment in full of all amounts due under the related Mortgage Loan, (ii) in connection with a full or partial defeasance pursuant to provisions in the related loan documents, (iii) those Mortgage Loans set forth on Schedule C-1 which provide for certain releases upon the satisfaction of certain legal and underwriting requirements or (iv) upon the payment of a release price and prepayment consideration in connection therewith. Except with respect to a release of a portion of the Mortgaged Properties that was not included in the appraisal or does not generate income, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3 and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

            25) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

            26) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit C.

            27) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

            29) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

            30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Borrower or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

            32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

            33) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Borrower is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

            34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

            35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Borrower, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

            36) Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and it is prohibited from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Borrower for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

            37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Borrower, provided that at least one natural person (and the Borrower if the Borrower is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Borrower, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

            38) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

            39) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

            40) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

            41) [Reserved]

            42) Single Asset REMIC. With respect to each of the single asset REMICs, there has been no amendment, waiver, impairment, alteration, or modification to any provision of the related REMIC declaration or to any provisions of the related Mortgage Loan documents since the startup day of the single asset REMIC. With respect to each of the single asset REMICs, the single asset REMIC has been administered, the related Mortgage Loan has been serviced, and each provision of the related REMIC declaration has been complied with in a manner such that the single asset REMIC has not failed to qualify as a REMIC for federal income tax purposes at any time since the Startup Day.

      For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller
(i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, lender's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                                  SCHEDULE C-1

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit C to the Mortgage Loan Purchase Agreement for BCRE.

            Note: The Mortgage Loans known as Carlson Radisson Lord Baltimore, identified on Annex A-1 by ID 17, has an Indemnity Deed of Trust structure. The related borrower under such Mortgage Loan executed and delivered the related note to the lender and is obligated to make payments thereunder. The related property owner for each such Mortgage Loan executed an Indemnity Deed of Trust and Security Agreement in favor of the lender, guaranteeing all amounts payable by the borrower under the related note. With respect to certain of the representations and warranties, with respect to these Mortgage Loans, statements regarding the borrower relate to the property owner of the related Mortgaged Property.

Annex A-1
   ID #     Mortgage Loan        Exception
--------------------------------------------------------------------------------
Exceptions to Representation 4:           Lien; Valid Assignment.

     7      First City Tower     The lien of the Mortgage also secured a
                                 subordinate B note in the principal amount of $17,000,000 of which $3,208,741.73 has been funded.

    69      17320 Gale Avenue    The single tenant at the Mortgaged Property has
                                 a purchase option (i) at any time after the 117th month of the lease term, which is the last 3 months of the term of the Mortgage Loan, and is during the "open period" of the Mortgage
                                 Loan and (ii) following condemnation of 25% of the land or 10% of the building if the loss would substantially and materially be adverse to the tenant's business. The purchase price following condemnation requires payment of all money due to the borrower, as well as any yield, prepayment and defeasance costs. The purchase price following the 117th month of the lease term (which will be within the open period of the Mortgage Loan) exceeds the principal amount of the Mortgage Loan.

   161      27754 Novi Road      The single tenant at the Mortgaged Property has
                                 the right, exercisable upon 12 months' notice,
                                 to purchase the Mortgaged Property at the
                                 expiration of its lease term on February 5,
                                 2016 at a purchase price equal to the greater
                                 of $3,370,000 or the fair market value of the
                                 Mortgaged Property.
--------------------------------------------------------------------------------

    97      Raymour & Flanigan   The Ground Lease relating to the Mortgaged
            Paramus              Property is subordinate to the fee mortgage
                                 that is in place at the Mortgaged Property.
                                 However, the fee mortgagee has entered into a non-disturbance agreement with the ground lessee and per the estoppel executed by the ground lessee in favor of the lender, the fee mortgagee would acknowledge the lender's rights under the Ground Lease.

   172      Pine Haven Mobile    The lender's lien with respect to a certain
            Home Park            mobile home owned by the borrower must be
                                 registered on the Certificate of Title to such
                                 mobile home and the re-issued Certificate of
                                 Title must be delivered to lender within 45
                                 days of origination.
--------------------------------------------------------------------------------

Exceptions to Representation 7:           Condition of Property; Condemnation.

   172      Pine Haven Mobile    The improvements on the Mortgaged Property
            Home Park            encroach over the related setback lines.

    97      Raymour & Flanigan   The improvements on the Mortgaged Property are
            Paramus              under construction; no escrow or reserve has
                                 been established to cover the costs of
                                 completion.
--------------------------------------------------------------------------------

Exceptions to Representation 9:           No Holdbacks.

    7       First City Tower     Pursuant to the Mortgage Loan documents, the
                                 holder of a partially funded subordinate B note
                                 is required to make additional advances under
                                 the B note pursuant to the terms thereof in an
                                 aggregate principal amount not to exceed
                                 $17,000,000 of which $3,208,741.73 has been
                                 funded.
--------------------------------------------------------------------------------

Exceptions to Representation 14:          Insurance.

   170      Econo Lodge -        The mortgaged property is 10% coinsured by the
            Benns Church         borrower and 90% coinsured by an unaffiliated
                                 insurance company. The insurance coverage provided by such insurance company exceeds the insurable value of the property.

   172      Pine Haven Mobile    The business interruption insurance coverage
                                 maintained by the borrower excludes coverage with respect to casualty resulting from windstorm. However the nonrecourse carveout guarantor is liable for any losses associated with loss of income attributable to windstorm damage

   157      Commercial           The borrower is not required to maintain
            Vehicles Group       business interruption insurance, but is
            Building             required to use its best efforts to cause the
                                 sole tenant at the Mortgaged Property to obtain
                                 such insurance.
--------------------------------------------------------------------------------

Exceptions to Representation 16:          Mortgagor Bankruptcy.

   All      All                  The Seller makes no representation regarding
                                 the bankruptcy or insolvency of any tenant at
                                 the Mortgaged Property.
--------------------------------------------------------------------------------

Exceptions to Representation 17:          Leasehold Estate.

    97      Raymour & Flanigan   (ii) The Ground Lease relating to the Mortgaged
            Paramus              Property is subordinate to the fee mortgage
                                 that is in place at the Mortgaged Property.
                                 However, the fee mortgagee has entered into a non-disturbance agreement with the ground lessee and per the estoppel executed by the ground lessee in favor of the lender, the fee mortgagee would acknowledge the lender's rights under the Ground Lease.

    12      JPIM Self Storage    (viii) All condemnation proceeds awarded for
            Portfolio            the taking of the land or any part thereof will
            (Berkeley,           belong to and be the property of the ground
            California           lessor. The ground lessee will be entitled to
            property)            compensation for taking of the ground lessee's
                                 leasehold and for any of the buildings and
                                 improvements placed upon the premises by the
                                 ground lessee during the term of the ground
                                 lease. The ground lessee may terminate the
                                 ground lease if more than 25% of the premises
                                 is taken, and the portion not so taken is not
                                 reasonably adequate for the operation of the
                                 ground lessee's business. If the ground lessee
                                 elects to remain in possession, it is required,
                                 at its own cost and expense, to make all
                                 necessary repairs or alterations to the
                                 buildings and improvements so as to constitute
                                 the portion of any improvements or buildings
                                 not taken a complete architectural unit.
--------------------------------------------------------------------------------

Exceptions to Representation 24:          Releases of Mortgaged Property.

10, 12,     Morgan Resort        See Schedule C-2 attached hereto.
25.2 and    Portfolio, JPIM
    64      Self Storage
            Portfolio,
            Indian Creek,
            Lake Laurie

    31      Fort Collins         The borrower is entitled to obtain the release
            Marriott             of an individual property through partial
            Portfolio            defeasance after the expiration of the lockout
                                 period. In addition, the borrower is entitled to obtain the release of an individual property through prepayment as follows: (i) on and after November 1, 2007, the borrower is entitled to obtain the release of the Courtyard by Marriott property at a release price equal to 110% of the allocated loan amount for that property, together with a prepayment premium and (ii) on and after November 1, 2009, the borrower is entitled to obtain the release of an individual property at a release price equal to 110% of the allocated loan amount for that property.
                                 The borrower is also permitted, in connection with a sale of an individual property and termination of the cross-collateralization provisions, (i) with respect to the Courtyard by Marriott property, at any time after November 1, 2007 but prior to the expiration of the lockout period, to prepay the Mortgage Loan in an amount equal to 10%, together with yield maintenance and (ii) with respect to any individual property, after the expiration of the lockout period the borrower is required to partially defease to Mortgage Loan in an amount equal to 10%. Any partial prepayment or partial defeasance with respect to an individual property will be subject to satisfaction of various conditions, including satisfaction of
                                 LTV and DSCR tests as stated in the Mortgage
                                 Loan documents.

    16      Carlson              The borrower is entitled to obtain the release
            Bloomington and      of an individual property through partial
            Philadelphia         defeasance after the expiration of the lockout
                                 period. In addition, the borrower is entitled to obtain the release of an individual property through prepayment after the first day of the third month preceding the maturity date at a release price equal to 110% of the allocated loan amount for that property, provided that if as of the release date the DSCR for the remaining property is at least equal to 1.85x and the LTV is less than 60%, the release price will be 100%. The borrower is also required, in connection with a total defeasance and termination of the cross-collateralization provisions of the crossed loan, to cause the partial prepayment of the crossed Mortgage Loan secured by the property known as Carlson
                                 Radisson Lord Baltimore ("Carlson Baltimore
                                 Loan" in an amount equal to 10%. The borrower is also permitted, in connection with a sale of
                                 (i) an individual property and the termination of the cross-collateralization provisions, to partially defease the Mortgage Loan in an amount equal to 10%, or (ii) both mortgaged properties, to cause the partial prepayment of the Carlson Baltimore Loan in an amount equal to 10%. The borrower is also required, in connection with a total assumption and termination of the cross-collateralization provisions, to cause the partial prepayment of the Carlson Baltimore Loan in an amount equal to 10%.

    17      Carlson Radisson     The borrower is entitled to obtain the release
            Lord Baltimore       of the mortgaged property at any time after the
                                 open date or in connection with a sale of the
                                 mortgaged property after the expiration of the
                                 lockout period and the termination of the
                                 cross-collateralization provisions, provided
                                 that, the mortgaged properties securing the
                                 Mortgage Loan known as Carlson Bloomington and
                                 Philadelphia are required to meet certain DSCR
                                 and LTV tests as stated in the Mortgage Loan
                                 documents.
--------------------------------------------------------------------------------

Exception to Representation 28:           Local Law Compliance.

    12      JPIM Self Storage    Three of the related mortgaged properties are
                                 illegal and nonconforming with respect to the required number of striped parking spaces, as follows: the Philadelphia mortgaged property is deficient by 14 striped spaces, the Los Angeles mortgaged property is deficient by 29 striped spaces and the Fort Worth mortgaged property is deficient by 4 striped spaces. The related borrower has a post-origination obligation to make each such property legally conforming or legal nonconforming by August 16, 2007, in each case either by striping the required additional parking spaces or by obtaining the necessary variance from the applicable governmental authority.

    97      Raymour & Flanigan   The Mortgaged Property is under construction
            Paramus              and final certificates of occupancy have not
                                 yet been issued.
--------------------------------------------------------------------------------

Exception to Representation 32:           Licenses and Permits.

    97      Raymour & Flanigan   The Mortgaged Property is under construction
            Paramus              and final certificates of occupancy and the
                                 tenant's license or permit to operate have not
                                 yet been issued.
--------------------------------------------------------------------------------

Exceptions to Representation 35:          Due on Sale.

            Various The Mortgage Loan documents also permit, without lender consent, (i) transfers for purposes of family and estate planning, (ii) transfers by devise, descent or operation of law upon the death of a direct or indirect member, partner or shareholder of the related borrower, (iii) the issuance of non-controlling new equity interests, (iv) transfers among existing direct or indirect members, partners or shareholders in the borrower or an affiliate of the borrower, (v) transfers with respect to any person whose stocks or certificates are traded on a nationally recognized stock exchange, (vi) with respect to Mortgage Loans made to tenant-in-common borrowers, transfers among and to additional tenant-in-common borrowers, (vii) transfers among affiliated borrowers with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property Mortgage Loans or (viii) transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control.

    4       JQH Hotel            The Mortgage Loan documents permit the equity
            Portfolio            owners of the borrower to obtain mezzanine
                                 financing, subject to conditions including, but not limited to a combined DSCR of not less than 1.30x, a combined LTV ratio of not more than 70% and delivery of confirmation in writing from each applicable rating agency that the incurrence of such debt will not result in a qualification, downgrade or withdrawal of any rating assigned to the certificates.

    12      JPIM Self Storage    The Mortgage Loan documents permit transfers
            Portfolio            without lender consent between pensions funds
                                 or collective investment funds for which J.P.
                                 Morgan Investment Management Inc. or JPMorgan
                                 Chase Bank, N.A. or one of its affiliates acts as trustee, agent or advisor, provided that following such transfer, the borrower is controlled by the constituent entities of the fund marketed as the "JPMorgan Alternative
                                 Property Fund."

    61      Mission Hills        The equity owners of the borrower obtained
            Shopping Center      mezzanine financing secured by the membership
                                 interests of the borrower in the original principal amount of $30,000,000. An intercreditor agreement in favor of the lender was executed.

                                 In addition, the Mortgage Loan documents permit the owners of direct or indirect interests in the borrower to replace the existing mezzanine debt, subject to conditions including, but not limited to a combined DSCR of not less than 1.20x, a combined LTV ratio of not more than 80%, delivery of an acceptable intercreditor agreement and delivery of confirmation in writing from each applicable rating agency that the incurrence of such debt will not result in a qualification, downgrade or withdrawal of any rating assigned to the certificates.

    69      17320 Gale Avenue    The Mortgage Loan documents permit the owners
                                 of direct or indirect interests in the borrower to incur mezzanine debt, subject to conditions including, but not limited to a combined DSCR of not less than 1.07x, a combined LTV ratio of not more than 85%, delivery of an acceptable intercreditor agreement and delivery of confirmation in writing from each applicable rating agency that the incurrence of such debt will not result in a qualification, downgrade or withdrawal of any rating assigned to the certificates.

    70      Towne South Center   The equity owner of the borrower obtained
                                 mezzanine financing secured by the membership interests of the borrower in the original principal amount of $5,471,250. An intercreditor agreement in favor of the lender was executed.

                                 The asset manager, an affiliate of the "sponsor borrower") may acquire 100% undivided interests in the Mortgaged Property and assume the Mortgage Loan if certain conditions precedent are satisfied, including delivery of confirmation in writing from each applicable rating agency that such assumption will not result in a qualification, downgrade or withdrawal of any rating assigned to the certificates.
--------------------------------------------------------------------------------

Exceptions to Representation 37           Non-Recourse Exceptions.

            Certain mortgage     Certain of the Mortgage Loans have a recourse
            loans                carveout for "fraud or material
                                 misrepresentation" or "fraud or intentional misrepresentation" rather than "fraud or willful misrepresentation."

    4       JQH Hotel Portfolio  There is no natural person that is liable for the non-recourse carveouts.

    7       First City Tower     There is no natural person that is liable for
                                 the non-recourse carveouts.

    12      JPIM Self Storage    There is no natural person or entity other than
            Portfolio                     the borrower that is liable for the
                                 non-recourse carveouts.

    31      Fort Collins         In lieu of providing an indemnity with respect
            Marriott Portfolio   to the environmental covenants, the borrower
                                 provided the Seller with an environmental insurance policy from Indian Harbor Insurance
                                 Company with a $10,000,000 limit.

    53      Northpoint           There is no natural person or entity that is
            Business Center      liable for the non-recourse carveouts.

   118      Radisson Dallas      There is no natural person or entity other than
            North                the borrower that is liable for the
                                 non-recourse carveouts.

    16      Carlson              There is no natural person or entity other than
            Bloomington and      the borrower that is liable for the
            Philadelphia         non-recourse carveouts.


    17      Carlson Radisson     There is no natural person or entity other than
            Lord Baltimore       the borrower that is liable for the
                                 non-recourse carveouts.

    61      Mission Hills        There is no natural person that is liable for
            Shopping Center      the non-recourse carveouts.

    69      17320 Gale Avenue    The Mortgage Loan is fully recourse to the
                                 "sponsor borrower" and the "sponsor guarantor"
                                 (rather than liability for just losses or damages) with respect to fraud (and material misrepresentation) if caused by such persons, and each other borrower and guarantor, respectively, if caused by such other entities.
                                 The sponsor borrower and the sponsor guarantor
                                 (and each other borrower) are subject to a recourse carve-out for misapplication or misappropriation of rents, insurance proceeds, or condemnation awards. The Mortgage Loan is fully recourse to the sponsor borrower and the sponsor guarantor (but no others) for violation of environmental laws.

    70      Towne South Center   Creekstone Partners, LLC is the guarantor for
                                 actions and inactions of the "sponsor
                                 borrower"; the sponsor (which is typically an individual) of each other borrower will be an additional guarantor for the actions and inactions of such respective other borrower.
                                 Consequently, no natural person is liable for the recourse obligations of the sponsor borrower.

   143      Crystal Pointe       There is no natural person that is liable for
                                 the non-recourse carveouts.
--------------------------------------------------------------------------------

                                  Schedule C-2
                                  ------------
Annex A-1
    ID #       Mortgage Loan                 Exception
--------------------------------------------------------------------------------
    10         Morgan Resort Portfolio       After the expiration of the lockout
                                             period, the borrower has the right
                                             to obtain a release of an
                                             individual mortgaged property and
                                             to substitute a new property used
                                             primarily for RV parks and of like
                                             kind and quality, subject to the
                                             satisfaction of conditions set
                                             forth in the related mortgage loan
                                             documents, including, among other
                                             things, (i) that the individual
                                             property proposed to be released,
                                             together with all previously
                                             released individual properties,
                                             represents no greater than 25% of
                                             the original principal amount of
                                             the mortgage loan, (ii) the
                                             satisfaction of certain debt
                                             service coverage ratio and
                                             loan-to-value ratio tests and (iii)
                                             receipt of a "no downgrade" letter
                                             from the Rating Agencies.

                                             The Mortgage Loan documents permit
                                             the borrower to obtain the release
                                             of 32.49 acres (Cold Brook release
                                             parcel) of unimproved land and/or
                                             2.5 acres (Buena Vista release
                                             parcel) of unimproved land, without
                                             payment of a release price.

10, 25.2 and   Morgan Resort Portfolio,      The Mortgage Loan documents permit
               Indian Creek and Lake         the lender to 64 uncross one or
               Laurie                        more of the mortgaged properties
                                             from the cross-default and
                                             cross-collateralization provisions
                                             of the related mortgage loan, and
                                             require the borrower to execute a
                                             new promissory note having a
                                             principal amount equal to the
                                             allocated loan amount for the
                                             mortgaged property that is
                                             released. The lender is permitted
                                             to obtain confirmation in writing
                                             from each applicable rating agency
                                             that such transfer will not result
                                             in a qualification, downgrade or
                                             withdrawal of any rating assigned
                                             to the certificates.

     12        JPIM Self Storage Portfolio   After the expiration of the lockout
                                             period, the borrower has the right
                                             to obtain a release of an
                                             individual mortgaged property and
                                             to substitute a new property used
                                             as a self storage facility of like
                                             kind and quality, subject to the
                                             satisfaction of conditions set
                                             forth in the related mortgage loan
                                             documents, including, among other
                                             things, (i) that the individual
                                             property proposed to be released,
                                             together with all previously
                                             released individual properties,
                                             represents no greater than 33% of
                                             the original principal amount of
                                             the mortgage loan, (ii) the
                                             satisfaction of certain debt
                                             service coverage ratio and
                                             loan-to-value ratio tests, (iii)
                                             receipt of a "no downgrade" letter
                                             from the Rating Agencies and (iv)
                                             after the substitution, no more
                                             than 50% of the mortgage loan will
                                             be allocated to certain specified
                                             western states, no more than 30% of
                                             the mortgage loan will be allocated
                                             to the certain specified
                                             northeastern states, no more than
                                             30% of the mortgage loan will be
                                             allocated to the certain specified
                                             south central states, and no more
                                             than 5% of the mortgage loan will
                                             be allocated to certain specified
                                             southeastern states and certain
                                             specified north central states,
                                             respectively.

  16 and 17    Carlson Bloomington and       The Mortgage Loan documents for the
               Philadelphia and Carlson      Carlson Radisson Lord Baltimore
               Radisson Lord Baltimore       mortgage loan (the "Carlson
               (two crossed loans)           Maryland Loan") permit the borrower
                                             to prepay the mortgage loan with
                                             yield maintenance and terminate the
                                             cross-collateralization provisions
                                             at any time after the first
                                             anniversary of the origination
                                             date. The Mortgage Loan documents
                                             for the Carlson Bloomington and
                                             Philadelphia mortgage loan (the
                                             "Carlson Portfolio Loan") permit
                                             the borrower to either partially or
                                             fully defease the mortgage loan or
                                             to obtain the individual release of
                                             one or both of the Mortgaged
                                             Properties and to terminate the
                                             cross-collateralization provisions
                                             at any time after the expiration of
                                             the lockout period. In connection
                                             with the defeasance in whole of the
                                             Mortgaged Properties securing the
                                             Carlson Portfolio Loan, the
                                             borrower under the Maryland Loan is
                                             required to pay down the Maryland
                                             Loan by 10%. The borrower under the
                                             Carlson Portfolio Loan is also
                                             required, in connection with a sale
                                             of (i) an individual property and
                                             the termination of the
                                             cross-collateralization provisions,
                                             to partially defease the Mortgage
                                             Loan in an amount equal to 10%, or
                                             (ii) both Mortgaged Properties, to
                                             partially prepay the Carlson
                                             Baltimore Loan in an amount equal
                                             to 10%.

                              Annex A to Exhibit C
                              --------------------

              Mortgage Loans With Environmental Insurance Coverage
              ----------------------------------------------------

Fort Collins Marriott Portfolio.

                                   EXHIBIT D-1

                     FORM OF CERTIFICATE OF THE SECRETARY OF
                                   THE SELLER

          Certificate of Secretary of Barclays Capital Real Estate Inc.
          -------------------------------------------------------------

            I, [_____], hereby certify that I am an Assistant Secretary of Barclays Capital Real Estate Inc. ("BCRE"), and certify further as follows:

            1. Attached hereto as Exhibits A and B, respectively, are true and correct copies of the certificate of incorporation and by-laws of BCRE, which are in full force and effect on the date hereof.

            2. Attached hereto as Exhibit C is a Certificate of Good Standing for BCRE issued by the Office of the Secretary of State of the State of Delaware. No event has occurred since the date thereof which has affected the good standing of BCRE under the laws of the State of Delaware.

            3. Each individual who, as an officer or representative of BCRE, signed (1) the Mortgage Loan Purchase Agreement, dated as of December 21, 2006 (the "Mortgage Loan Purchase Agreement") between Deutsche Mortgage & Asset Receiving Corporation, as purchaser, and BCRE, as seller, (2) the BCRE Indemnification Agreement, dated as of December 21, 2006 (the "Indemnification Agreement" and together with the Mortgage Loan Purchase Agreement, the "Agreements") by BCRE in favor of Deutsche Mortgage & Asset Receiving Corporation, Banc of America Securities LLC, Barclays Capital Inc. and Morgan Stanley & Co. Incorporated or (3) any other document or certificate delivered by or on behalf of BCRE prior hereto or on the date hereof in connection with the transactions contemplated in the Agreements was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            4. No proceedings looking towards merger, liquidation, dissolution or bankruptcy of BCRE are pending or contemplated.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: ________ __, ____

                                          --------------------------------------
                                          Name:  [______]
                                          Title: Assistant Secretary

                                    Exhibit A

        Certificate of Incorporation of Barclays Capital Real Estate Inc.

                                    Exhibit B

                  By-Laws of Barclays Capital Real Estate Inc.

                                    Exhibit C

        Certificate of Good Standing of Barclays Capital Real Estate Inc.